NOVASTAR FINANCIAL, INC.
NOTICE TO HOLDERS OF SERIES C PREFERRED STOCK

March 17, 2009

This Notice is being delivered to all holders of 8.90% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”) of NovaStar Financial, Inc. (the “Company”).

The Articles Supplementary to the Company’s Charter that established the Series C Preferred Stock provide that whenever dividends on the Series C Preferred Stock are in arrears for six or more quarters (whether or not consecutive) the holders of the Series C Preferred Stock have the right to elect two additional directors to the Company’s board of directors (the “Board”).   Presently, dividends on the Series C Preferred Stock are in arrears for five quarters and the Company will not pay the dividend due on March 31, 2009. Therefore, as a holder of Series C Preferred Stock, you will be entitled as of such date to elect two additional directors to the Board (the “Series C Directors”).  The election of the Series C Directors will occur by vote of the holders of the Series C Preferred Stock at the Company’s annual meeting of stockholders to be held on June 25, 2009 (the “Annual Meeting”).  At this time we are not asking you for a proxy with respect to the election of the Series C Directors at the Annual Meeting and you are requested not to send us a proxy.

The purpose of this Notice is to allow for nominations of the Series C Directors to be made.  If you desire to nominate an individual to serve as a Series C Director, please complete the enclosed Director Nomination Form.  For your nomination to be included in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”) and be considered at the Annual Meeting, your Director Nomination Form must be received by the Company no later than March 31, 2009.  Nominations received after March 31, 2009 will not be accepted.  Additionally, if you sell or transfer all of your shares of Series C Preferred Stock before the Annual Meeting and as such, are no longer holder of Series C Preferred Stock at the date of the Annual Meeting, your nomination for Series C Director will not be considered.

After nominations are received, we will deliver a questionnaire to all nominees requesting certain information about the nominee to be included in the Proxy Statement.  Additionally, each nominee will be required to consent to being included as a Series C Director nominee in the Proxy Statement and, if elected, to serve on the Board.   Nominations will not be accepted other than by means of the enclosed Director Nomination Form and may not be made from the floor at the Annual Meeting.

The two nominees receiving the most votes at the Annual Meeting will be elected Series C Directors.  The Company has been notified by holders representing 26.2% of the outstanding Series C Preferred Stock that such holders intend to nominate Howard Amster and Barry Igdaloff for election as Series C Directors.

W. Lance Anderson
Chairman of the Board and
Chief Executive Officer
NovaStar Financial, Inc.

NOVASTAR FINANCIAL, INC.
8.90% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK

DIRECTOR NOMINATION FORM

Name of Series C Preferred Stock Holder:  ____________________________________________________________

Number of Shares of Series C Preferred Stock Held:  ____________________________________________________

Telephone Number of Series C Preferred Stock Holder: __________________________________________________

E-Mail Address of Series C Preferred Stock Holder:  ____________________________________________________

Name and Street Address (No P.O. Box) of Series C Director Nominee:
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Telephone Number of Series C Director Nominee:  ______________________________

E-Mail Address of Series C Director Nominee: _________________________________

Return completed form by March 31, 2009 to:	Rodney E. Schwatken
Chief Financial Officer
NovaStar Financial, Inc.
2114 Central Street, Suite 600
Kansas City, MO 64108

FOR YOUR NOMINATION TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT FOR, AND TO BE CONSIDERED AT, THE 2009 ANNUAL MEETING OF SHAREHOLDERS, YOUR COMPLETED DIRECTOR NOMINATION FORM MUST BE RECEIVED BY THE COMPANY NO LATER THAN  MARCH 31, 2009.  NOMINATIONS RECEIVED AFTER MARCH 31, 2009 WILL NOT BE ACCEPTED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.